UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 19, 2011
Date of Report (Date of earliest event reported)

CANYON COPPER CORP.
(Exact name of registrant as specified in its charter)

N/A
(Former name or former address if changed since last report)

NEVADA	000-33189	88-0454792
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 408 - 1199 West Pender Street
Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 331-9326
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 19, 2011, Canyon Copper Corp. (the “Company”) entered into a loan agreement (the “Loan Agreement”) with Anthony Harvey, its Chief Executive Officer, Chairman and member of its Board of Directors, whereby Mr. Harvey loaned CDN $75,000 to the Company. The loan is due on or before July 1, 2012 and incurs interest at a rate of 15% per annum, payable upon maturity.

The above summary is qualified in its entirety by reference to the full text of the loan agreement and promissory note, copies of which are filed as exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Foreign Private Placement

On January 19, 2011, the Company approved a private placement offering of 9,000,000 units (the “Units”) of the Company at a price of CDN $0.35 per Unit (the “Foreign Offering”). Each Unit will consist of one share of the Company’s common stock and one-half share purchase warrant (the “Warrants”), with each whole warrant entitling the holder to purchase an additional share of the Company’s common stock at a price of CDN $0.50 per share for a period of eighteen months from the date of issuance of the Units. The Company may accelerate the expiry date of the Warrants if the trading price of the Company’s common stock is equal to or greater than CDN $0.60 per share for ten consecutive trading days. The Foreign Offering will be made to persons who are not “U.S. Persons” as defined by Regulation S of the Securities Act of 1933.

Section 4(2) Private Placement

On January 19, 2011, the Company also approved a private placement offering of 142,857 Units at a price of CDN $0.35 per share for gross proceeds of up to $50,000. This offering will be completed pursuant to Section 4(2) of the Securities Act of 1933 to persons who are either a director or executive officer of the Company. The Units issued under this offering will be on the same terms as the Foreign Offering.

The proceeds of the private placement offerings will be used for work on the Company’s New York Canyon Project, working capital and general corporate purposes. There is no assurance that the private placement offerings or any part of them will be completed.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the United States Securities Act of 1933 and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

Exhibit Number	Description of Exhibit

10.1	Loan Agreement dated as of January 19, 2011 between Canyon Copper Corp. and Anthony Harvey.

10.2	Promissory Note dated as of January 19, 2011 between Canyon Copper Corp. and Anthony Harvey for the loan of CDN $75,000.

99.1	News Release dated January 19, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON COPPER CORP.

Date: January 20, 2011
	By:	/s/ Kurt Bordian

KURT BORDIAN
Chief Financial Officer